Exhibit 31.2

CERTIFICATION

OF

CHIEF FINANCIAL OFFICER

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Peter Lynch, certify that:

1.	I have reviewed this Amendment No. 2 to Annual Report on Form 10-K/A of MusclePharm Corporation; and
2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: February 8, 2017	By:	/s/ Peter Lynch
Peter Lynch
Chief Financial Officer
(Principal Financial Officer, Principal Accounting Officer)